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                                                                    Exhibit 24.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We consent to the incorporation by reference in this registration statement on Amendment No. 1 to Form S-3 of our report dated April 3, 1997 on our audit of the financial statements of United Park City Mines Company. We also consent to the reference to our firm under the caption "Experts".

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.

Salt Lake City, Utah
August 5, 1997